UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

Commission File Number	Registrant and State of Incorporation	I.R.S. Employer Identification Number
001-33527	BWAY Holding Company	55-0800054
(Delaware)
001-12415	BWAY Corporation	36-3624491
(Delaware)

8607 Roberts Drive, Suite 250 Atlanta, Georgia (Address of principal executive offices) 30350-2237 (Zip Code) (770) 645-4800 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

On March 29, 2010, BWAY Holding Company (the “Company” or “BWAY”) issued a press release relating to an agreement with a company organized by Madison Dearborn Partners, LLC (“MDP”) pursuant to which MDP will acquire the Company. The Company intends to file a further Current Report on Form 8-K containing Item 1.01 information regarding this agreement.

On March 29, 2010, Kenneth M. Roessler, the Company’s President and Chief Executive Officer issued a letter to employees announcing the proposed transaction.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the letter from Mr. Roessler to employees is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Additional Information and Where To Find It

The press release and letter from Mr. Roessler to employees may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, BWAY will file with, or furnish to, the SEC all relevant materials, including a proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF BWAY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC, INCLUDING BWAY’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to shareholders of BWAY. Investors and security holders will be able to obtain the proxy statement (when available) and other documents filed by BWAY free of charge from the SEC’s website, www.sec.gov. BWAY’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Jeff O’Connell, BWAY Holding Company, 8607 Roberts Drive, Suite 250, Atlanta, GA 30350, telephone: 770-645-4800, or from BWAY’s website, www.bwaycorp.com. BWAY and its directors and executive officers and certain other members of its management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with, or furnished to, the SEC when they become available.

Item 9.01 Financial Statements and Exhibits

(d) The exhibits set forth in the Exhibit Index to this Form 8-K are furnished herewith, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY Holding Company
Date: March 29, 2010	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer

BWAY Corporation
Date: March 29, 2010	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release dated March 29, 2010 announcing MDP acquisition agreement

99.2	Letter from Kenneth M. Roessler, President and Chief Executive Officer, to employees